UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jones-Tyson as a Trustee. The Board has determined that Mr. Jones-Tyson is independent for purposes of serving on the Board under the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange. Mr. Jones-Tyson brings with him over 30 years of experience in the financial services industry. He is currently the Global Chief Human Resources Officer for Robert W. Baird & Co. (“Baird”) and has previously held positions at Baird as Chief Risk Officer (2018-2021), Chief Operating Officer for Baird’s Global Investment Banking Group (2011-2018), and Director of Business Development (2008-2011). He holds an M.BA. from the University of Chicago Booth School of Business and a Bachelor’s degree from the University of Maryland - College Park.

Mr. Jones-Tyson will receive cash and equity compensation as an outside Trustee of the Company under the Trustee compensation policies adopted by the Board from time to time. There are no arrangements or understandings between Mr. Jones-Tyson and any other person, pursuant to which he was selected as a Trustee. There are no transactions with Mr. Jones-Tyson that would require disclosure under Item 404(a) of Regulation S-K.

Also effective January 18, 2022, the Board appointed John Schissel, a current Trustee, as the Chair of the Board to succeed Jeff Caira, the current Chair. Mr. Caira will cease as Chair, but will continue to serve as a Trustee.

In connection with the previously disclosed KMS acquisition, Robert Levine, a principal of KMS Management, was granted certain non-voting Board observation rights. Pursuant to a certain Board Observer Agreement between the Company and Mr. Levine, which contains customary terms, including confidentiality and indemnification, Mr. Levine will begin attending meetings of the Board January 18, 2022.

Item 7.01 Regulation FD Disclosure.

On January 18, 2022, the Company issued a press release announcing the matters described under Item 5.02 of this Current Report on Form 8-K. Pursuant to Item 7.01 of Form 8-K, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit
Number	Description

99.1	Press Release, dated January 18, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: January 18, 2022		President and Chief Executive Officer